THE TAX FREE FUND OF VERMONT

FINANCIAL STATEMENTS

AND REPORT OF

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Report of Independent Certified Public Accountants

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes In Net Assets

Financial Highlights

Portfolio of Investments

Notes To Financial Statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
Tax Free Fund of Vermont, Inc
Rutland, Vermont

We have audited the accompanying statement of assets and liabilities of the Tax Free Fund of Vermont, Inc., including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free Fund of Vermont, Inc. as of December 31, 2000 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

February 13, 2001

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS
Investments in securities at market value
(identified cost $7,385,463) (Note 1-A)	$7,408,888
Interest receivable	120,037
Prepaid expenses and other assets	38,185
Total assets	7,567,110

LIABILITIES
Accrued expenses	1,047

NET ASSETS
(Applicable to 768,363 shares outstanding,
$.01 par value, 10,000,000 shares authorized)	$7,566,063 ——————

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
($7,566,063 ÷ 768,363)	$9.85 ———

NET ASSETS
At December 31, 2000, net assets consisted of:
Paid-in capital	$7,736,854
Accumulated net realized loss on investments	(194,216)
Unrealized appreciation of investments	23,425
$7,566,063 ——————

See accompanying notes to financial statements

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF OPERATIONS

Year ended December 31, 2000

INVESTMENT INCOME
Income
Interest	$443,300

Expenses
Investment advisory fees (Note 4)	55,138
Printing and postage	12,705
Audit fees	13,334
Insurance	7,995
Administrative and shareholder services (Note 4)	16,852
Portfolio pricing costs	3,734
Custody fees	2,281
Registration fees	833
Directors fees and expenses	5,727
Other	789
Total expenses	119,388
Net investment income	323,912

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments sold	(105,896)
Net change in unrealized appreciation (depreciation)	403,057
Net gain on investments	297,161
Net increase in net assets resulting from operations	$621,073 —————

See accompanying notes to financial statements

TAX FREE FUND OF VERMONT, INC.

STATEMENT OF CHANGES IN NET ASSETS

Years ended December 31, 2000 and 1999

	2000	1999
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$323,912	$364,827
Net realized loss on investments	(105,896)	(88,320)
Net change in unrealized appreciation (depreciation)	403,057	(599,482)
Net increase (decrease) in net assets
resulting from operations	621,073	(322,975)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(323,912)	(364,827)
Realized gains on investments	-	(28,283)
Total distributions to shareholders	(323,912)	(393,110)

CAPITAL SHARE TRANSACTIONS (Note 3)
Decrease in net assets resulting from
capital share transactions	(1,390,625)	(163,500)

Total decrease in net assets	(1,093,464)	(879,585)

NET ASSETS
Beginning of year	8,659,527	9,539,112
End of year	$7,566,063 ———————	$8,659,527 ———————

See accompanying notes to financial statements

TAX FREE FUND OF VERMONT, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Years ended December 31,
	2000	1999	1998	1997	1996
NET ASSET VALUE
Beginning of year	$9.48	$10.23	$10.29	$9.97	$9.96
Income from investment operations
Net investment income	.39	.39	.43	.43	.43
Net gain (loss) on securities (both realized and unrealized)	.37	( .72)	( .04)	.32	.01
Total from investment operations	.76	( .33)	.39	.75	.44
Less distributions from
Net investment income	( .39)	( .39)	( .43)	( .43)	( .43)
Realized gains on investments	-	( .03)	( .02)	-	-
Total distributions	( .39)	( .42)	( .45)	( .43)	( .43)
End of year	$9.85 ————	$9.48 ————	$10.23 ————	$10.29 ————	$9.97 ————
TOTAL RETURN	8.23%	(3.38)	3.82%	7.74%	4.56%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (000’s)	$7,566	$8,660	$9,539	$7,879	$7,219
Ratio of
Expenses to average net assets	1.51%	1.48%	1.51%	1.72%	1.55%
Net investment income to average net assets	4.09%	3.88%	4.16%	4.26%	4.41%
PORTFOLIO TURNOVER	12%	50%	41%	60%	98%

See accompanying notes to financial statements

TAX FREE FUND OF VERMONT, INC.

PORTFOLIO OF INVESTMENTS

December 31, 2000

Municipal Bonds (97.92%)
		Maturity	Principal	Market
Vermont (92.21%)	Rate	Date	Amount	Value
Vermont Educational and
Health Buildings Financing Agency
1993 Revenue Bond
(Norwich University Project)	6.00%	09/01/13	$105,000	$107,100
1998 Revenue Bond
(Norwich University Project)	5.50%	07/01/21	550,000	522,500
1991 Revenue Bond (FHA Insured)
(Helen Porter Nursing Home Project)	7.10%	02/01/31	275,000	281,097
1994 Revenue Bond
(St. Johnsbury Academy Project)	7.15%	04/15/14	1,145,000	1,183,644
1994 Revenue Bond
(St. Johnsbury Academy Project)	7.375%	04/15/24	325,000	336,781
1993 Revenue Bond
(Champlain College Project)	6.00%	10/01/13	270,000	276,750
1994 Revenue Bond
(Landmark College Project)	7.15%	11/01/14	500,000	539,375
1996 Revenue Bond
(Lyndon Institute)	6.60%	12/01/14	335,000	356,775
1993 Revenue Bond
(Medical Center Hospital)	6.00%	09/01/22	365,000	378,231
1996 Revenue Bond
(Northwestern Medical Center)	6.25%	09/01/18	410,000	370,025
1991 Revenue Bond
(Vermont Law School Project)	8.15%	01/01/11	50,000	51,464
1999 Revenue Bond
(Middlebury College Project)	5.00%	11/01/38	400,000	378,500
Vermont State Agricultural College
1998 Revenue Bond	4.75%	10/01/29	110,000	100,512
Vermont Housing Finance Agency
Single Family Mortgage-Backed Bond
1989 Series A	7.85%	12/01/29	210,000	212,377
1994 Series 5	6.875%	11/01/16	65,000	68,413
2000 Series 12A	6.30%	11/01/31	250,000	260,000
1999 Series 1	5.25%	05/01/29	350,000	329,000
Vermont Housing Finance Agency
Multi-Family Mortgage-Backed Bond
1995 Series A	6.15%	02/15/14	100,000	105,500
1999 Series A	5.125%	02/15/20	400,000	392,500
Vermont Municipal Bond Bank	5.50%	12/01/22	100,000	102,000
Vermont Economic Development Authority
Wake Robin	6.30%	03/01/33	600,000	624,000
Total Vermont Bonds				6,976,544

Puerto Rico (5.71%)
Puerto Rico Industrial,
Medical & Environmental Authority
1994 Revenue Bond
(Ryder Memorial Hospital Project)	6.60%	05/01/14	275,000	276,719
Puerto Rico Public Building Authority	5.75%	07/01/16	150,000	155,625
Total Puerto Rico Bonds				432,344
Total investments in securities
(Cost $7,385,463) (97.92%) (1)				7,408,888
Other assets and liabilities, net (2.08%)				57,175
Net assets (100%)				$7,566,063 ——————

(1)

The cost of investments for federal income tax purposes amounted to $7,374,145. Gross unrealized appreciation and depreciation of investments based on identified tax cost at December 31, 2000 are as follows:

Gross unrealized appreciation				$114,754
Gross unrealized depreciation				(91,329)
Net unrealized appreciation				$23,425 ——————

See accompanying notes to financial statements

TAX FREE FUND OF VERMONT, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Tax Free Fund of Vermont, Inc. (the "Fund") was incorporated under the laws of the State of Vermont on May 20, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund’s investment goal is to seek the highest level of current income exempt from Federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

(A) SECURITY VALUATION

Portfolio securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Realized gains and losses are recorded on the specific identification method. Interest income is accrued on a daily basis. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code.

(C) INCOME TAXES

It is the Fund’s policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all taxable income to the Fund’s shareholders. Therefore, no Federal income tax provision is required. By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund’s shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders’ gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus.

(D) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long-term capital gains, if any. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of post-October capital losses. Each distribution will be made in shares or, at the option of the shareholder, in cash. The Fund has a capital loss carryforward available to offset future capital gains, if any, in the amount of $193,231 which expires in varying increment through the year 2008.

(E) USE OF ESTIMATES

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) PURCHASES AND SALES OF SECURITIES

Costs of purchases and proceeds from sales of securities for the Fund for the year ended December 31, 2000 aggregated $931,809 and $2,244,937, respectively.

(3) CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the years ended December 31, 2000 and 1999, were as follows:
	2000			1999
	Shares		Amount	Shares	Amount
Shares sold	26,784		$254,655	140,629	$1,418,617
Shares issued in reinvestment of dividends	23,797		228,162	27,637	273,576
Shares redeemed	(195,828)		(1,873,442)	(186,921)	(1,855,693)
Net decrease	(145,247)	$	(1,390,625)	(18,655)	$(163,500)

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As compensation for its management services, the Fund has agreed to pay Vermont Fund Advisors, Inc. (the "Advisor") a fee computed at the annual rate of .7% (seven-tenths of 1 percent) of average daily net asset value. This fee is reduced to .6% of average daily net assets over $10 million. However, the Advisor may voluntarily waive or refund investment advisory fees payable to it under the Advisory Agreement and assume and pay or otherwise reimburse the Fund for other operating expenses to whatever extent deemed necessary and appropriate. There was no reimbursement made by the Advisor for the year ended December 31, 2000.

In addition, the Fund has entered into an Administrative Services Agreement with the Advisor. The Agreement provides for a fee computed at a rate of .08% (eight-one hundredths of 1 percent) on the average daily net asset value of the Fund to be paid for administrative services received by the Fund. For the year ended December 31, 2000, administrative services fees paid by the Fund totaled $6,262.

Officers and shareholders of the Advisor also serve as a director and/or officer of the Fund. Officers of the Fund and interested directors receive no compensation directly from the Fund.

(5) CONCENTRATION OF CREDIT RISK

The Fund invests a substantial proportion of its investments in debt obligations issued by the State of Vermont and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Vermont municipal securities than is a fund that is not concentrated in these issuers to the same extent.